CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2022
Temporary Equity Disclosure [Abstract]
CONVERTIBLE PREFERRED SHARES
NOTE 10:-	CONVERTIBLE PREFERRED SHARES

a.
Preferred shares A, B, B-1, C, and C-1 (collectively “Preferred Shares”) conferred upon their holders the same rights conferred by the Company’s legacy Ordinary Shares (for further information see Note 11a) in addition to the following rights:

Conversion rights - the holders of the Preferred Shares were entitled, at their option, to convert the Preferred Shares into Ordinary Shares by dividing the original issue price for such series of Preferred Share by the conversion price for such series of Preferred Share that was in effect at the time of conversion. The initial conversion price would have been the respective original issue price for such series of Preferred Share. The original issue price was $0.4408, $4.6366, $3.7093, $5.9842 and $9.5730 per share for the Preferred A, B, B-1, C and C-1 Shares, respectively. The applicable conversion price was subject to adjustment upon share splits or combinations, recapitalizations, or upon the issuance of any new securities at a price per share lower than the applicable conversion price of the Preferred Shares, as applicable, in effect immediately prior to such issuance. The Preferred Shares would have been automatically converted into Ordinary Shares, at the then effective conversion price, upon the closing of the sale of the Company’s Ordinary Shares to the public in a firm commitment underwritten public offering, provided that the price per share in such offering reflected at least 200% of Series C-1 Preferred Shares and that such offering results in at least $100,000 of gross proceeds to the Company.

Dividend - the holders of the Preferred Shares were entitled to a dividend only when and if declared by the Company’s board of directors. The Company was not to declare, pay or set aside any dividends on any other class or series of capital share unless the Company’s outstanding Preferred Shares first received, or simultaneously received, a dividend on each outstanding Preferred Share. All dividends declared by the Company and legally available for distribution among the shareholders, would have been distributed in the following order of preference:

I.
First, the holders of the Preferred C and C-1 Shares (collectively “Preferred C Shares”) were entitled to receive, prior to any distribution to any other shareholder, on a proportional basis an amount equal to the original issue price for such series of Preferred Share, plus interest at a rate of 6% of the Preferred Shares original issue price, per annum, plus (if applicable), an amount equal to any dividends declared but unpaid thereon.

II.
Second, the holders of the Preferred B and B-1 Shares (collectively “Preferred B Shares”) were entitled to receive, in preference to each inferior class, on a proportional basis an amount calculated in the same manner as described above with respect to the Preferred C Shares.

III.
Third, the holders of the Preferred A Shares were entitled to receive, in preference to each inferior class, an amount calculated in the same manner as described above with respect to the Preferred C Shares.

IV.
Following the full payment of the entire preferred preference to the holders of Preferred Shares, the holders of the Ordinary Shares were entitled to receive the remaining distribution proceeds (if any), pro rata based on the number of Ordinary Shares held by each such holder.

No dividends have been declared till the Transactions occurred.

Liquidation preference - in the event of “Distribution Event”, as defined in the Company’s Articles of Association in effect at the time (the “AOA”), which included liquidation (including Deemed Liquidation, events such as change in control, license of substantially all of the Company’s intellectual property, etc.), dissolution or winding up of the Company, all assets or proceeds of the Company legally available for distributing among the shareholders, would have been distributed among the shareholders in the  same order and calculated in the same manner as described above with respect to dividend distribution.

Redemption - according to the AOA, certain holders of the Preferred C and Preferred C-1 Shares were entitled to redemption rights in the event that the Company failed to hold a board meeting within a calendar year or complete an IPO or liquidation event within the 6-year anniversary of February 2019. The AOA did not provide redemption rights to the holders of Preferred A, B and B-1 Shares.

b.	On October 1, 2020, the Company closed its initial Series C-1 Preferred Share financing round with new and existing investors, according to which the Company issued 943,148 series C-1 Preferred Shares at a price per share of $9.5730 (the “Original PPS”), for a total consideration of $8,934 net of issuance costs in the amount of $95.

The transaction documents also conferred upon certain of holders of Preferred C-1 Shares the following rights:

1.

In the event that: (i) definitive agreement in connection with transaction between the Company and a SPAC, had not been signed prior to December 31, 2020, or (ii) the closing of the Transactions contemplated under such aforementioned definitive agreements shall not have taken place prior to April 30, 2021, the Company were to issue additional Preferred C-1 Shares for no additional consideration, such that after the issuance of the additional Preferred C-1 Shares, the aggregate number of Preferred C-1 Shares held by such investors were equal to the aggregate investment made by the investor divided by price per share as defined in the transaction documents (for the Preferred C-1 Shares actually issued see Note 10d).

2.	In the event the closing of the Transactions contemplated under such aforementioned definitive agreements shall have taken place prior to April 30, 2021, with pre-money valuation of the Company lower than $1,300 million, the Company were to issue additional Preferred C-1 Shares for no additional consideration, such that after the issuance of the additional Preferred C-1 Shares, the aggregate number of Preferred C-1 Shares held by such investors were equal to the aggregate investment made by the investor divided by 70% of the Original PPS.

The Company concluded that the rights above are embedded within the Preferred C-1 Shares and are not eligible to be bifurcated as an embedded derivative. As such, the Company accounted for the embedded rights and the Preferred C-1 Shares as a single unit of account.

On December 10, 2020, the Company issued to Magna 1,755,966 Preferred C-1 Shares, for no cash consideration (for further information see Note 2i).

c.	On February 17, 2021, the Company effected a one-for-1.138974 reverse share split of Ordinary Shares and Preferred Shares (for further information see Note 1c).

d.

Immediately prior to the closing of the Transactions, and in accordance with the Preferred C-1 transaction documents, the Company issued to certain shareholders 346,678 Preferred C-1 Shares of no-par value, for no additional consideration.

e.	Upon closing of the Transactions, all issued and outstanding Preferred Shares were automatically converted into Ordinary Shares of no-par value. As such, the Company reclassified the preferred shares carrying amount into permanent equity (for further information see Note 1d).

f.

During the year ended December 31, 2020, the Company capitalized $371 of transaction costs. Upon closing of the Transactions, these costs were recorded as a reduction to additional paid in capital during the year ended December 31, 2021.

g.	Classification:

Since a deemed liquidation event is not solely within the control of the Company, the Preferred Shares were classified outside of permanent equity as temporary equity pursuant to ASC 480-10-S99.

As of April 5, 2021, the Company did not adjust the carrying values of the Preferred Shares to the deemed liquidation values of such shares since a liquidation event was not probable.